MUNIHOLDINGS
MICHIGAN  INSURED
FUND II, INC.




FUND LOGO



Semi-Annual Report

January 31, 2000



Officers and Directors
Terry K. Glenn, President and Director
M. Colyer Crum, Director
Laurie Simon Hodrick, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Fred K. Stuebe, Vice President
Donald C. Burke, Vice President and
   Treasurer
Alice A. Pellegrino, Secretary

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents

Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

AMEX Symbol
MDH



This report, including the financial information herein, is transmitted to the shareholders of MuniHoldings Michigan Insured Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniHoldings Michigan
Insured Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MuniHoldings Michigan Insured Fund II, Inc.


The Benefits and
Risks of
Leveraging

MuniHoldings Michigan Insured Fund II, Inc. utilizes leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issue of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the American Stock Exchange) may, as a result, decline.Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.



MuniHoldings Michigan Insured Fund II, Inc., January 31, 2000


DEAR SHAREHOLDER

We are pleased to provide you with this first semi-annual report for MuniHoldings Michigan Insured Fund II, Inc. In this and future shareholder reports, we will highlight the Fund's performance and describe recent investment activities. The Fund seeks to provide shareholders with current income exempt from Federal and Michigan income taxes by investing primarily in a portfolio of long-term, investment-grade municipal obligations.

Since inception (September 17, 1999), the Common Stock of MuniHoldings Michigan Insured Fund II, Inc. earned $0.331 per share income dividends, which included earned and unpaid dividends of $0.074. This represents a net annualized yield of 6.44%, based on a month-end per share net asset value of $13.72. Over the same period, the total investment return on the Fund's Common Stock was -6.72%, based on a change in per share net asset value from $15.00 to $13.72, and assuming reinvestment of $0.257 per share income dividends.

For the period September 17, 1999 through January 31, 2000, the
Fund's Auction Market Preferred Stock had an average yield of 3.98%.


The Municipal Market Environment
During the six months ended January 31, 2000, continued strong domestic growth, gradual improvement in foreign economies and investor concerns regarding future inflationary pressures pushed long-term fixed-income bond yields higher. The Federal Reserve Board continued to raise short-term interest rates in August and November 1999 as well as just after the period's close, seeking to moderate US economic growth and maintain the existing benign inflationary environment. US economic growth, in part intensified by Year 2000 preparations, grew 5.8% during the last fiscal quarter of 1999 and had an annual rate of 4.1% for 1999. A number of inflationary indicators have also begun to signal some increase in price pressures.

However, most investors believe that the Federal Reserve Board will be extremely vigilant in preventing such pressures from any material escalation. US Treasury bond yields responded by rising approximately 60 basis points (0.60%) by mid-January 2000. A strong rally, largely based upon an expected significant reduction in the future supply of US Treasury 30-year maturity bonds, pushed yields lower to 6.50% at January 31, 2000. Over the last six months, yields on 30-year US Treasury bonds rose approximately 40 basis points.

The tax-exempt bond market was also under pressure throughout the entire period. Despite receiving more than $30 billion in coupon payments, bond maturities and proceeds from early redemptions in December and January, overall investor demand has diminished. It is likely that the returns generated by the US equity market have continued to attract investor attention and have left little demand for competing investment alternatives. At January 31, 2000, the long-term tax-exempt revenue bond yield, as measured by the Bond Buyer Revenue Index, was 6.34%, an increase of nearly 70 basis points over the last six months.

Issuance by municipalities has significantly declined in recent months. Over the last six months, less than $100 billion in long-term tax-exempt bonds were issued, representing a decline of over 20% compared to the same period a year ago. During the last three months, less than $45 billion in long-term bonds were issued by various municipalities. This most recent quarterly issuance is 30% below the level of the January 31, 1999 quarter. Additionally, during January 2000, less than $8 billion in municipal debt was underwritten, down more than 50% from January 1999 levels. This represents the lowest monthly issuance in over five years. Toward the end of 1999, consensus estimates for 2000 annual issuance were in the $210 billion--$215 billion range. January's underwritings, as well as those expected to be issued in the near future, have led some analysts to revise their forecasts to the $190 billion range.

We believe an overall reduction in bond supply in the coming year should help support the municipal bond market's overall technical position. While tax-exempt bond yields, which are at their highest level in over three years, have attracted significant retail investor interest, institutional demand declined sharply. Long-term municipal bond mutual funds have seen consistent outflows in recent months as the yields of individual securities rose faster than those of larger, more diverse mutual funds. During the six months ended January 31, 2000, tax-exempt mutual funds have had net redemptions of approximately $9 billion. Also, the demand from property and casualty insurance companies has weakened as a result of the losses and anticipated losses incurred from the series of damaging storms across much of the eastern United States. Additionally, many institutional investors who have in recent years been attracted to the municipal bond market by historically attractive tax-exempt bond yield ratios of over 90%, found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced to repeatedly raise municipal bond yields in an attempt to attract adequate demand. We believe a reduced bond supply going forward is likely to promote a more closely balanced supply/demand structure and foster a more stable tax-exempt interest rate environment.

Looking ahead, it appears to us that long-term tax-exempt bond yields will remain under pressure, trading in a broad range centered around current levels. Investors are also likely to remain concerned regarding future action by the Federal Reserve Board in early 2000. Any improvement in bond prices may be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far could negatively affect US economic growth. The US housing market is likely to be among the first sectors to be affected, as some declines have already been evidenced because of higher mortgage rates. We believe it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates may reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.


Portfolio Strategy
Since the Fund's inception in September 1999, our primary investment objective has been to provide shareholders with current income exempt from both Federal and Michigan state income tax. Following the initial offering of the Fund's Common Stock, we immediately purchased insured Michigan municipal securities in an effort to quickly generate an attractive dividend stream. However, the relative scarcity of Michigan bond issuance in recent months has hindered us from purchasing optimally structured issues, such as higher-couponed, less interest rate-sensitive securities. Similarly, the proceeds from the subsequent issuance of Preferred Stock were invested in the highest-yielding insured securities available.

Looking ahead, we expect to maintain the Fund's current fully invested position in order to seek to enhance shareholder income. Given the recent increases in short-term interest rates by the Federal Reserve Board as well as those expected in the near future, we anticipate that economic growth in 2000 will be somewhat slower than that seen in 1999. Tax-exempt bond yields are likely to remain in their present range until the impact of the recent moves taken by the Federal Reserve Board can be more fully established. As Michigan issuance continues in the coming months, we intend to purchase higher-couponed issues whenever they become available at attractive price levels. These issues should provide the Fund with a high level of coupon income.


In Conclusion
We appreciate your ongoing interest in MuniHoldings Michigan Insured Fund II, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Fred K. Stuebe)
Fred K. Stuebe
Vice President and Portfolio Manager



March 8, 2000



MuniHoldings Michigan Insured Fund II, Inc., January 31, 2000


Portfolio
Abbreviations

To simplify the listings of MuniHoldings Michigan Insured Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT    Alternative Minimum Tax (subject to)
COP    Certificates of Participation
GO     General Obligation Bonds
HDA    Housing Development Authority
RIB    Residual Interest Bonds
VRDN   Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                     (in Thousands)
                S&P       Moody's   Face
STATE         Ratings     Ratings  Amount   Issue                                                                 Value
Michigan        AAA       Aaa      $2,000   Anchor Bay, Michigan, School District, GO (School Building and
--99.9%                                     Site), Series I, 6% due 5/01/2019 (b)(h)                            $  1,993
                AAA       Aaa       1,000   Central Montcalm, Michigan, Public Schools, GO, 5.75% due
                                            5/01/2024 (d)                                                            946
                AAA       Aaa       3,850   Charlotte, Michigan, Public School District, GO, 5.375% due
                                            5/01/2029 (b)                                                          3,381
                AAA       Aaa       1,500   Chippewa Valley, Michigan, Schools, GO, Refunding, 5% due
                                            5/01/2027 (a)                                                          1,239
                AAA       Aaa       2,500   Coopersville Area, Michigan, Public Schools, GO, 5% due
                                            5/01/2024 (d)                                                          2,088
                NR*       P1          800   Delta County, Michigan, Economic Development Corporation,
                                            Environmental Improvement Revenue Refunding Bonds (Mead-
                                            Escanaba Paper), VRDN, Series D, 3.60% due 12/01/2023 (f)                800
                AAA       Aaa       1,000   Detroit, Michigan, Sewage Disposal Revenue Bonds, Series A,
                                            5% due 7/01/2027 (d)                                                     825
                AAA       Aaa       3,000   Ecorse, Michigan, Public School District, GO, 5.50% due
                                            5/01/2027 (b)                                                          2,710
                AAA       Aaa       2,460   Fenton, Michigan, Area Public Schools, GO, 5% due 5/01/2021 (b)        2,078
                AAA       Aaa       1,600   Grand Ledge, Michigan, Public Schools District, GO,
                                            Refunding, 5.375% due 5/01/2024 (d)                                    1,424
                A1+       VMIG1++     750   Grand Rapids, Michigan, Water Supply Revenue Refunding Bonds,
                                            VRDN, 3.10% due 1/01/2020 (b)(f)                                         750
                AAA       Aaa       2,105   Grand Traverse County, Michigan, Hospital Revenue Refunding
                                            Bonds (Munson Healthcare), Series A, 5.25% due 7/01/2013 (a)           1,952
                AAA       Aaa       1,770   Holly, Michigan, Area School District, GO, Refunding, 5% due
                                            5/01/2022 (b)                                                          1,489
                AAA       Aaa       1,250   Howell, Michigan, Public Schools, GO, 5.875% due 5/01/2022 (d)         1,207
                AAA       Aaa       3,975   Jackson, Michigan, Public Schools, GO, 5.375% due 5/01/2022 (b)        3,564
                AAA       Aaa       2,500   Kalamazoo, Michigan, Hospital Finance Authority, Hospital
                                            Facility Revenue Refunding and Improvement Bonds (Bronson
                                            Methodist Hospital), 5.875% due 5/15/2026 (d)                          2,346
                AAA       NR*       5,360   Michigan Higher Education Student Loan Authority Revenue Bonds,
                                            Student Loan, AMT, Series XVII-B, 5.40% due 6/01/2018 (a)              4,791
                AAA       NR*       1,920   Michigan State, HDA, Housing Revenue Bonds, AMT, Series B,
                                            5.20% due 12/01/2018 (a)                                               1,666
                AAA       Aaa       1,950   Michigan State, HDA, Rental Housing Revenue Bonds, Series B,
                                            5.10% due 10/01/2019 (d)                                               1,690
                AAA       Aaa       3,075   Michigan State, HDA, Revenue Refunding Bonds, AMT, Series A,
                                            6.05% due 12/01/2027 (a)(g)                                            2,978
                                            Michigan State Hospital Finance Authority, Revenue Refunding
                                            Bonds (d):
                AAA       Aaa       2,000     (Ascension Health Credit), Series A, 6.125% due 11/15/2023           1,967
                AAA       Aaa       1,000     (Mercy Health Services), Series S, 5.50% due 8/15/2020                 905
                AAA       Aaa       2,215     (Mercy Health Services), Series X, 6% due 8/15/2014                  2,225
                AAA       Aaa       2,715   Michigan State House Representatives, COP, 5.50% due
                                            8/15/2015 (a)                                                          2,600
                AAA       Aaa       5,000   Michigan State Strategic Fund, Limited Obligation Revenue
                                            Refunding Bonds (Detroit Edison Company), AMT, Series A,
                                            5.55% due 9/01/2029 (d)                                                4,385
                AAA       Aaa       2,190   Montabella Community School District, Michigan, GO, 5.25%
                                            due 5/01/2020 (b)                                                      1,942
                AAA       Aaa       2,000   Muskegon Heights, Michigan, Public Schools, GO, 5% due
                                            5/01/2024 (d)                                                          1,670
                AAA       NR*       1,000   Northern Michigan University Revenue Refunding Bonds,
                                            5.125% due 12/01/2020 (d)                                                867
                AAA       Aaa       1,500   Novi, Michigan, Building Authority Revenue Bonds, 5.60%
                                            due 10/01/2019 (c)                                                     1,405
                AAA       Aaa       1,500   Romulus, Michigan, Community Schools, GO, 5.75% due
                                            5/01/2025 (b)                                                          1,416
                AAA       Aaa       3,500   Saint Clair County, Michigan, Economic Revenue Refunding
                                            Bonds (Detroit Edison Co. Project), Series AA, 6.40% due
                                            8/01/2024 (a)                                                          3,569
                AAA       Aaa       1,000   Sault Sainte Marie, Michigan, Area Public Schools, GO,
                                            5.375% due 5/01/2019 (b)                                                 913
                A1+       VMIG1++     300   University of Michigan, University Revenue Bonds (Medical
                                            Service Plan), VRDN, Series A, 3.60% due 12/01/2027 (f)                  300
                A1+       VMIG1++     500   University of Michigan, University Revenue Refunding Bonds
                                            (Medical Service Plan), VRDN, Series A-1, 3.60% due 12/01/2021 (f)       500
                                            Wayne Charter County, Michigan, Airport Revenue Bonds, AMT (d):
                AAA       Aaa       5,000     (Detroit Metropolitan Wayne County), Series A, 5.375% due
                                              12/01/2015                                                           4,611
                NR*       Aaa       4,750     RIB, Series 68, 7.095% due 12/01/2017 (e)                            3,914
                AAA       Aaa       5,650   Wayne State University, Michigan, University Revenue Refunding
                                            Bonds, 5.125% due 11/15/2029 (b)                                       4,736
                AAA       Aaa       2,000   Ypsilanti, Michigan, School District, GO, Refunding, 5.375%
                                            due 5/01/2026 (b)                                                      1,769
                                            Zeeland, Michigan, Public Schools, GO (b):
                AAA       Aaa       2,500     5.25% due 5/01/2019                                                  2,238
                AAA       Aaa       2,000     5.25% due 5/01/2022                                                  1,757


                Total Investments (Cost--$87,868)--99.9%                                                          83,606

                Variation Margin on Financial Futures Contracts**--0.1%                                               58

                Other Assets Less Liabilities--0.0%                                                                   25
                                                                                                               ---------
                Net Assets--100.0%                                                                             $  83,689
                                                                                                               =========



             (a)AMBAC Insured.
             (b)FGIC Insured.
             (c)FSA Insured.
             (d)MBIA Insured.
             (e)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2000.
             (f)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2000.
             (g)FHA Insured.
             (h)All or a portion of security held as collateral in connection with open financial futures contracts.
               *Not Rated.
              **Financial futures contracts sold as of January 31, 2000 were as follows:

                                                                 (in Thousands)

                Number of                         Expiration
                Contracts          Issue             Date             Value

                    80     US Treasury Bonds      March 2000       $     7,378

                Total Financial Futures Contracts Sold
                (Total Contract Price--$7,208)                     $     7,378
                                                                   ===========


              ++Highest short-term rating by Moody's Investors Service, Inc.

                See Notes to Financial Statements.


MuniHoldings Michigan Insured Fund II, Inc., January 31, 2000


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of January 31, 2000
Assets:             Investments, at value (identified cost--$87,867,545)                                    $ 83,605,575
                    Cash                                                                                          27,802
                    Receivables:
                      Interest                                                             $  1,414,838
                      Variation margin                                                           57,500
                      Investment adviser                                                         22,258        1,494,596
                                                                                           ------------     ------------
                    Total assets                                                                              85,127,973
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    1,019,466
                      Offering costs                                                            255,622
                      Dividends to shareholders                                                 130,442        1,405,530
                                                                                           ------------
                    Accrued expenses                                                                              33,875
                                                                                                            ------------
                    Total liabilities                                                                          1,439,405
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 83,688,568
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized):
                      Preferred Stock, par value $.10 per share (1,360 shares of
                      AMPS* issued and outstanding at $25,000 per share liquidation
                      preference)                                                                           $ 34,000,000
                      Common Stock, par value $.10 per share (3,621,776 shares
                      issued and outstanding)                                              $    362,178
                    Paid-in capital in excess of par                                         53,431,840
                    Undistributed investment income--net                                        289,107
                    Undistributed realized capital gains on investments--net                     37,413
                    Unrealized depreciation on  investments--net                             (4,431,970)
                                                                                           ------------
                    Total--Equivalent to $13.72 net asset value per share of Common
                    Stock (market price--$12.6875)                                                            49,688,568
                                                                                                            ------------
                    Total capital                                                                           $ 83,688,568
                                                                                                            ============

                   *Auction Market Preferred Stock.


                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Period September 17, 1999++ to January 31, 2000
Investment Income:  Interest and amortization of premium and discount earned                                $  1,715,189

Expenses:           Investment advisory fees                                               $    157,926
                    Commission fees                                                              26,751
                    Accounting services                                                          17,533
                    Professional fees                                                            15,130
                    Directors' fees and expenses                                                 10,758
                    Transfer agent fees                                                           9,862
                    Listing fees                                                                  3,002
                    Custodian fees                                                                2,917
                    Printing and shareholder reports                                              2,382
                    Pricing fees                                                                  1,926
                    Other                                                                         1,765
                                                                                           ------------
                    Total expenses before reimbursement                                         249,952
                    Reimbursement of expenses                                                  (170,673)
                                                                                           ------------
                    Total expenses after reimbursement                                                            79,279
                                                                                                            ------------
                    Investment income--net                                                                     1,635,910
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                             37,413
Unrealized          Unrealized depreciation on investments--net                                               (4,431,970)
Gain (Loss) on                                                                                              ------------
Investments--Net:   Net Decrease in Net Assets Resulting from Operations                                    $ (2,758,647)
                                                                                                            ============

                  ++Commencement of operations.

                    See Notes to Financial Statements.


STATEMENT OF CHANGES IN NET ASSETS
                                                                                                          For the Period
                                                                                                      September 17, 1999++
                    Increase (Decrease) in Net Assets:                                               to January 31, 2000
Operations:         Investment income--net                                                                 $   1,635,910
                    Realized gain on investments--net                                                             37,413
                    Unrealized depreciation on investments--net                                               (4,431,970)
                                                                                                            ------------
                    Net decrease in net assets resulting from operations                                      (2,758,647)
                                                                                                            ------------

Dividends to        Investment income--net:
Shareholders:         Common Stock                                                                              (931,293)
                      Preferred Stock                                                                           (415,510)
                                                                                                            ------------
                    Net decrease in net assets resulting from dividends to shareholders                       (1,346,803)
                                                                                                            ------------

Capital Stock       Proceeds from issuance of Common Stock                                                    54,226,635
Transactions:       Proceeds from issuance of Preferred Stock                                                 34,000,000
                    Offering costs resulting from the issuance of Common Stock                                  (137,170)
                    Offering and underwriting costs resulting from the issuance of Preferred Stock              (395,452)
                                                                                                            ------------
                    Net increase in net assets derived from capital stock transactions                        87,694,013
                                                                                                            ------------

Net Assets:         Total increase in net assets                                                              83,588,563
                    Beginning of period                                                                          100,005
                                                                                                            ------------
                    End of period*                                                                          $ 83,688,568
                                                                                                            ============

                   *Undistributed investment income--net                                                    $    289,107
                                                                                                            ============
                  ++Commencement of operations.

                    See Notes to Financial Statements.


MuniHoldings Michigan Insured Fund II, Inc., January 31, 2000


FINANCIAL HIGHLIGHTS

                    The following per share data and ratios have been derived
                    from information provided in the financial statements.                                For the Period
                                                                                                      September 17, 1999++
                    Increase (Decrease) in Net Asset Value:                                          to January 31, 2000
Per Share           Net asset value, beginning of period                                                    $      15.00
Operating                                                                                                   ------------
Performance:        Investment income--net                                                                           .46
                    Realized and unrealized loss on investments--net                                               (1.20)
                                                                                                            ------------
                    Total from investment operations                                                                (.74)
                                                                                                            ------------
                    Less dividends to Common Stock shareholders from investment income--net                         (.26)
                                                                                                            ------------
                    Capital charge resulting from issuance of Common Stock                                          (.04)
                                                                                                            ------------
                    Effect of Preferred Stock activity:++++
                      Dividends to Preferred Stock shareholders:
                        Investment income--net                                                                      (.12)
                      Capital charge resulting from issuance of Preferred Stock                                     (.12)
                                                                                                            ------------
                    Total effect of Preferred Stock activity                                                        (.24)
                                                                                                            ------------
                    Net asset value, end of period                                                          $      13.72
                                                                                                            ============
                    Market price per share, end of period                                                   $    12.6875
                                                                                                            ============

Total Investment    Based on market price per share                                                              (13.74%)+++
Return:**                                                                                                   ============
                    Based on net asset value per share                                                            (6.72%)+++

Ratios Based on     Total expenses, net of reimbursement***                                                         .43%*
Average Net                                                                                                 ============
Assets of           Total expenses***                                                                              1.37%*
Common Stock:                                                                                               ============
                    Total investment income--net***                                                                8.95%*
                                                                                                            ============
                    Amount of dividends to Preferred Stock shareholders                                            2.27%*
                                                                                                            ============
                    Investment income--net, to Common Stock shareholders                                           6.68%*
                                                                                                            ============

Ratios Based on     Total expenses, net of reimbursement                                                            .28%*
Total Average                                                                                               ============
Net                 Total expenses                                                                                  .87%*
Assets:++++++***                                                                                            ============
                    Total investment income--net                                                                   5.70%*
                                                                                                            ============

Ratios Based on     Dividends to Preferred Stock shareholders                                                      3.98%*
Average Net                                                                                                 ============
Assets of
Preferred Stock:

Supplemental        Net assets, net of Preferred Stock, end of period (in thousands)                        $     49,689
Data:                                                                                                       ============
                    Preferred Stock outstanding, end of period (in thousands)                               $     34,000
                                                                                                            ============
                    Portfolio turnover                                                                            14.97%
                                                                                                            ============

Leverage:           Asset coverage per $1,000                                                               $      2,461
                                                                                                            ============
Dividends           Investment income--net                                                                  $        306
Per Share on                                                                                                ============
Preferred Stock
Outstanding:



                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of operations.
                ++++The Fund's Preferred Stock was issued on October 12, 1999.
              ++++++Includes Common and Preferred Stock average net assets.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

Significant Accounting Policies:
MuniHoldings Michigan Insured Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. Prior to commencement of operations on September 17, 1999, the Fund had no operations other than those relating to organizational matters and the sale of 6,667 shares of Common Stock on August 30, 1999 to Fund Asset Management, L.P. ("FAM") for $100,005. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the American Stock Exchange under the symbol MDH. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).



MuniHoldings Michigan Insured Fund II, Inc., January 31, 2000



NOTES TO FINANCIAL STATEMENTS (concluded)


Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Offering expenses--Direct expenses relating to the public offering of the Fund's Common and Preferred Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the period September 17, 1999 to January 31, 2000, FAM earned fees of $157,926, of which $135,978 was voluntarily waived. In addition, FAM also reimbursed the Fund $34,695 in additional expenses.

During the period September 17, 1999 to January 31, 2000, Merrill, Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received underwriting fees of $255,000 in connection with the issuance of the Fund's Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period September 17, 1999 to January 31, 2000 were
$96,797,854 and $10,960,195, respectively.

Net realized gains (losses) for the period September 17, 1999 to January 31, 2000 and net unrealized losses as of January 31, 2000 were as follows:


                                   Realized
                                    Gains         Unrealized
                                   (Losses)         Losses

Long-term investments            $   (328,632)   $(4,261,970)
Financial futures contracts           366,045       (170,000)
                                 ------------    -----------
Total                            $     37,413    $(4,431,970)
                                 ============    ===========


As of January 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $4,261,970, of which $8,831 related to appreciated securities and $4,270,801 related to depreciated securities. The aggregate cost of investments at January 31, 2000 for Federal income tax purposes was $87,867,545.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the period September 17, 1999 to January 31, 2000 increased by 3,615,109 from shares sold.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at January 31, 2000 was 3.70%.

In connection with the offering of AMPS, the Board of Directors reclassified 1,360 shares of unissued capital stock as AMPS. Shares issued and outstanding during the period September 17, 1999 to January 31, 2000 increased by 1,360 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the period September 17, 1999 to January 31, 2000, MLPF&S, an affiliate of FAM, earned
$23,739 as commissions.


5. Subsequent Event:
On February 7, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.074300 per share, payable on February 28, 2000 to shareholders of record as of February 17, 2000.



MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.


QUALITY PROFILE

The quality ratings of securities in the Fund as of January 31, 2000 were as follows:

                                          Percent of
S&P Rating/Moody's Rating                 Net Assets

AAA/Aaa                                      97.1%
Other++                                       2.8

++Temporary investments in short-term municipal securities.